EXHIBIT  21



                               SEMCO ENERGY, INC.

                              List of Subsidiaries
                         Exhibit 21 to Form 10-K (1999)


As of December 31, 1999, the subsidiaries of SEMCO Energy, Inc. (the Registrant) were:


--   Alaska  Pipeline  Company,  an  Alaska  corporation
--   Aretech  Information  Services,  Inc.,  a  Michigan  corporation
--   SEMCO  Energy  Gas  Company,  a  Michigan  corporation
--   SEMCO  Energy  Ventures,  Inc.,  a  Michigan  corporation
-- Flint Construction Company, a Georgia corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- F & G Holding, Inc., a Georgia corporation (a subsidiary of Flint Construction Company)
-- Flint Paving Company, Inc., a Georgia corporation (a subsidiary of Flint Construction Company)
-- Hotflame Gas, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- King Energy & Construction Co., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Long's Underground Technologies, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Maverick Pipeline Services, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Oilfield Materials Consultants, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- SEMCO Arkansas Pipeline Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- SEMCO Energy Construction Co., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- SEMCO Gas Storage Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- SEMCO Gathering Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- SEMCO Pipeline Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Southeastern Development Company, a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Southeastern Financial Services, Inc., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Sub-Surface Construction Co., a Michigan corporation (a subsidiary of SEMCO Energy Ventures, Inc.)
-- Iowa Pipeline Associates, Inc., a Michigan corporation (a subsidiary of Sub-Surface Construction Co.)
-- K & B Construction, Inc., a Kansas corporation (a subsidiary of Sub-Surface Construction Co.)

Each of the subsidiaries business only under its respective corporate name indicated above. SEMCO Energy, Inc. does business in Alaska under the name ENSTAR Natural Gas Company.